Exhibit 10.2

                BEDFORD PROPERTY INVESTORS, INC.
                   EMPLOYEE STOCK OPTION PLAN
                  Effective September 16, 1985
                   (as amended April 15, 1986)
             (as amended and restated June 9, 1993)


Bedford Property Investors, Inc. (formerly ICM Property Investors Incorporated [the "Company"]), in order to attract and retain personnel for positions of responsibility with the Company and its subsidiaries and to provide additional incentive to such personnel by offering them an opportunity to obtain a proprietary interest in the Company, hereby authorizes nonqualified stock options and incentive stock options to be granted to the officers, key employees and consultants of the Company and its subsidiaries to purchase shares of the common stock of the Company (the "Common Stock") upon the following terms and conditions. The Company hereby further authorizes the grant of stock appreciation rights also subject to the following terms. The 1985 Stock Option Plan (the "Plan") permits the grants of Nonqualified Stock Options, as well as the grant of Incentive Stock Options intended to qualify under Section 422A of the Internal Revenue Code of 1954, as amended (the "Code"). Options granted under the Plan will be designated as "Nonqualified Stock Options" or "Incentive Stock Options".

1. Administration of the Plan. The Plan shall be administered, and the options and stock appreciation rights hereunder shall be granted, by a committee called the "Committee on Stock Options and Management" (hereinafter referred to as the "Committee"). The Committee shall consist of not less than three, nor more than five, members of the Board of Directors of the Company who are not officers or employees of the Company. No member of the Committee shall be eligible for selection as a person to whom options may be granted nor shall such member have been eligible, at any time within one year prior to becoming a member, to be allocated or granted stock, stock options or stock appreciation rights pursuant to any plan of the Company or any of its affiliates, entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates except for a plan meeting the requirements of paragraph (c)(2)(ii) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. Such members shall serve, without compensation other than attendance fees, at the pleasure of the Board. Any decision of the Committee shall be final and conclusive in all matters relating to the Plan. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by him or her or by any other member of the Committee in connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.

2. Number of Shares Subject to Option. The aggregate number of shares which may be issued under the Plan is 1,800,000 shares of Common Stock. Such shares may be either authorized but unissued or reacquired shares. If the Company shall effect one or more stock splits, stock dividends, combinations, exchanges of shares or similar capital adjustments, the Committee shall proportionately adjust the aggregate number and kind of shares with respect to which options may be granted under the Plan. If any option granted hereunder, or any portion thereof, shall expire or terminate for any reason without having been exercised in full, the shares with respect to which it has not been exercised shall be available for further options.

3. Eligible Recipients. Options may only be granted to officers, key employees and consultants of the Company and such other corporations as are subsidiary corporations of the Company at the time of grant (any such employer being hereinafter referred to as a "Participating Employer"). The Committee is hereby given the authority to select the particular employees and consultants within the class to whom options and stock appreciation rights are to be granted and to determine the number of shares to be optioned or made subject to a stock appreciation right with respect to each such employee. Options and stock appreciation rights may not be granted to the members of the Committee, but may be granted to any other members of the Board of Directors of the Company who are officers, employees or consultants.

4. Terms of Options.

(a) Options may be granted to any participant in the Plan to purchase such number of shares as the Committee shall determine, in exchange for payment of the option price in cash and/or, with the consent of the Committee, in shares of Common Stock already owned by the grantee. Each option granted under the Plan shall comply with the following terms and conditions:

(i) The option price shall not be less than 85% of the fair market value of the Common Stock subject to such option at the time the option is granted, as determined in good faith by the Committee (with the exception of Incentive Stock Options, whose option price may not be less than 100% of such fair market value);

(ii) The option shall not be exercisable after the expiration of ten years from the date it is granted;

(iii) The option shall not be exercisable unless either the Common Stock subject to the option has been registered under the Securities Act of 1933, as amended, or the optionee has furnished the Company with an investment representation satisfactory to the Company;

(iv) The options shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the optionee.

(b) The aggregate fair market value (determined at the time of grant of the option) of Common Stock issuable upon the exercise of incentive stock options which are exercisable for the first time by any optionee shall not exceed $100,000 during any calendar year under all plans of the Company (or its parent or subsidiary corporations).

(c) No Incentive Stock Option shall be granted under the Plan to any person who at the time owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations.

5. Qualification. It is intended that options issued under this Plan which are designated as "Incentive Stock Options" shall qualify as Incentive Stock Options within the meaning of Section 422A of the Code. The words "employee", "outstanding" and "disposition", the term "subsidiary corporation" and any other words or terms used herein and in Section 421, 422A or 425 of the Code shall, unless the context clearly requires otherwise, have the meanings assigned to them in such Sections of the Code.

6. Stock Option Agreement. The terms and conditions of the grant of each option granted hereunder shall be embodied in a written agreement in a form prescribed by the Committee which shall contain terms and conditions not inconsistent with this plan and which shall incorporate this plan by reference. Such agreement shall have been:

(i) completed with the date, name of optionee, number of shares to which it relates, option price per share, name of optionee's employing company and (with respect to Incentive Stock Options) the conditions set forth in Sections 4(a)(i), 4(a)(ii), 4(a)(iv) and 4(b) hereof,

(ii) signed by a member of the Committee or an officer of the Company designated by the Committee, and

(iii) delivered to the optionee.

7. Death of Optionee. If an optionee entitled to exercise an option dies while employed or engaged as a consultant by a Participant Employer (as defined in Section 3 hereof) or dies after the termination of such optionee's employment or consulting agreement with a Participating Employer during the period within which he or she was entitled to exercise such option pursuant to Section 8, then such option, to the extent of the number of shares of Common Stock which could have been purchased by the optionee on the date of death, may be exercised by the optionee's estate, and/or by a person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee, provided that such exercise occurs prior to the expiration of the option and:

(i) in the case of the optionee's death while employed or engaged as a consultant by a Participating Employer, within one year after death;

(ii) in the case of an optionee who is an employee, the optionee's death within three months after the termination of such optionee's employment (as described in Section 8 hereof), within the applicable Post-Termination Period (as defined in Section 8 hereof) or within one year after death, if later; or

(iii) in either case, within such other period of time as the Committee shall have specified in the written stock option agreement.

8. Termination of Employment of Optionee. Except as provided in
Section 7 and as further provided below, all options of an optionee who is an employee of a Participating Employer shall be cancelled upon termination of the optionee's employment. Upon termination of the optionee's employment with a Participating Employer by reason of (1) permanent disability (as defined in section 105(d)(4) of the Code), as determined by the Committee, retirement at or after age sixty-five
(65), or (ii) a termination of such optionee's employment for any other reason (except a termination for cause as defined below), then the optionee may exercise any option during the Post-Termination Period (as defined below) to the extent such option would have been exercisable had the employee been continuously employed by a Participant Employer up to the date of exercise of the option. The "Post-Termination Period" shall be one year from the date of a termination of employment by reason of permanent disability, three months from the date of any other termination of employment described in this paragraph or within such other period of time prior to the expiration of the option as the Committee shall have specified in the written stock option agreement, provided that the Post-Termination Period for an Incentive Stock Option shall be no longer than the applicable one-year or three-month period described earlier in this sentence. For purposes of this Section 8, termination for "cause" shall mean termination due to a willful act or acts by the optionee in contravention of the interests of the Company as determined in the sole discretion of the Committee.

9. Termination of Consulting Agreement. All options of an optionee who is a consultant to a Participating Employer shall be cancelled upon termination of such optionee's consulting agreement for cause as defined in Section 8. Except as provided in Section 7, if an optionee's consulting agreement is terminated for any other reason, such optionee's options shall be cancelled or terminated within such period of time as the Committee shall have specified in the written stock option agreement to which such options are subject.

10. Grant of Stock Appreciation Rights.

(a) The Committee may grant stock appreciation rights to participants who have been granted Options under the Plan. Each such stock appreciation right shall relate to a specific option granted under the Plan and in the case of Incentive Stock Options may be granted only concurrently with the option to which it or they relate or in the case of nonqualified stock options stock appreciation rights may be granted at any time prior to the exercise, termination or expiration of such option, or in connection with the substitution, cancellation or surrender of the option.

(b) The term "stock appreciation rights" shall mean the right to receive from the Company, upon exercise of the right, an amount equal to the fair market value on the exercise date of the total number of shares of Common Stock for which the stock appreciation right is exercised, less the exercise price that the optionee would have otherwise been required to pay upon purchase of such shares had the option been exercised.

(c) Stock appreciation rights shall be exercisable and be payable in the following manner.

(i) Stock appreciation rights shall be exercisable by the optionee only at such times as the option to which it relates could be exercised and may expire no later than the expiration of the underlying option. The exercise of an option shall cause a correlative reduction in any related stock appreciation rights theretofore held by an employee. The exercise of a stock appreciation right shall cause a correlative cancellation of the related options.

(ii) The exercise of a stock appreciation right shall automatically result in the cancellation of the related stock option right by the optionee on a share-for-share basis to the extent shares under such related stock option are used to calculate the amount to be received by such optionee upon the exercise of such stock appreciation right. Shares covered by such cancelled options shall not thereafter be available for issuance pursuant to the exercise of options under this Plan.

(iii) Stock appreciation rights shall be transferable only when the underlying option is transferable, and under the same conditions.

(iv) Stock appreciation rights may only be exercised when the market price of the stock subject to the related option exceeds the exercise price of the option.

(v) No stock appreciation right granted in tandem with an Incentive Stock Option to any individual under the Plan shall be exercisable while there is outstanding any Incentive Stock Option or related stock appreciation right which was granted before the granting of such stock appreciation right.

(vi) The stock appreciation right may be paid in cash or in shares of Common Stock, or a combination thereof, as determined in the sole discretion of the Committee.

(vii) The Committee may impose any other conditions it prescribes upon the exercise of any stock appreciation right which conditions may include a total prohibition on the exercise of such rights for such periods or period as it, in its sole discretion, deems to be in the best interest of the Company. Except as so provided, any stock appreciation right may be exercised in whole or in part from time to time during its term.

(d) The terms and conditions of the grant of each stock appreciation right shall be embodied in a written agreement in a form prescribed by the Committee which shall contain terms and conditions not inconsistent with this Plan and which shall incorporate this Plan by reference.

11. Amendment. This Plan may be amended at any time and from time to time by the Board of Directors of the Company, but no amendment affecting the aggregate number of shares which may be issued under the options or related stock appreciation rights granted pursuant to this Plan, the class of employees or consultants eligible to receive such options, the material terms of the options and stock appreciation rights required by this Plan or this sentence shall be effective unless the same be approved by the stockholders of the Company, within 12 months before or after the Board of Directors adopts such amendment, in accordance with the same procedure that is required by
Section 12 hereof with respect to stockholder approval. No amendment shall alter or impair any of the rights or obligations of any person, without his or her consent, under any option theretofore granted under this Plan.

12. Termination. This Plan shall terminate upon the first of the following dates or events to occur:

(a) upon the adoption of a resolution of the Board of Directors of the Company terminating the Plan; or

(b) on April 30, 2003.
No termination of this Plan shall alter or impair any of the rights or obligations of any person, without his or her consent, under any option theretofore granted under the Plan.

13. Stockholder Approval. The Plan, as amended and restated, shall be submitted to the stockholders of Bedford Property Investors, Inc. for their approval on or before June 9, 1993. The stockholders shall be deemed to have approved this Plan only if it is approved at a meeting of the stockholders duly held on or before such date by such vote taken in such manner as would be required by the Company's certificate of incorporation, its bylaws and the laws of the State of Delaware, at the time such vote is taken.

14. Effect of Reorganization. In the event that (i) the Company is merged or consolidated with another corporation and the Company is the surviving corporation and there shall be any change in the shares of Common Stock by reason of such merger or consolidation, (ii) all or substantially all of the assets of the Company are acquired by another corporation, (iii) the Company is reorganized, dissolved or liquidated (each such event in (i), (ii) and (iii) being hereinafter referred to as a "Reorganization Event") or (iv) the Board of Directors shall propose that the Company enter into a Reorganization Event, then the Committee may, in its sole discretion, (i) by written notice to each optionee and grantee, as applicable, provide that his or her grant of options shall be terminated, unless exercised within thirty (30) days (or such longer period as the Committee shall determine) after the date of such notice; or (ii) advance the dates upon which any or all outstanding options shall be exercisable, as applicable under the circumstances. Any action taken by the Committee may be made conditional upon the consummation of the applicable Reorganization Event.

In the event of a change in the Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

15. Options in Substitution for Stock Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by employees of or consultants to corporations who become or are about to become key employees of or consultants to a Participating Employer as the result of a merger or consolidation of the employing corporation with a Participating Employer, or the acquisition by a Participating Employer of the assets of the employing corporation, or the acquisition by a Participating Employer of stock of the employing corporation as the result of which it becomes a subsidiary of a Participating Employer. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in Section 4 of the Plan to such extent as the Board of Directors at the time of grant may deem appropriate to conform, in whole or part, to the provisions of the options in substitution for which they are granted.

16. Withholding Taxes. Whenever the Company proposes to deliver shares of Common Stock under the Plan, or to make payments pursuant to the exercise of a stock appreciation right under the Plan, the Company shall have the right to require the individual who is to receive the shares or the payment to remit to the Company, prior to the delivery of any certificate or certificates for such shares or the payment of any money or other property, an amount sufficient to satisfy any federal, state and/or local tax withholding requirements.